                                                                            24.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use of our report included in the Registration Statement on Form S-8 dated December 31, 1995 relating to the financial statements of Xecom Corporation.


/S/ HARLAN & BOETTGER


Harlan & Boettger, CPA's
San Diego, California
August 7, 1996


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